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                                                                   EXHIBIT 10.10

                                                CONFIDENTIAL TREATMENT REQUESTED



                                    GEOWORKS
                           SOFTWARE LICENSE AGREEMENT

         This Agreement ("Agreement") is made effective as of April 5, 1993 (the "Effective Date"), by and between GeoWorks, a California corporation ("GeoWorks"), and Canon Business Machines, Inc., a California Corporation ("CBM"). GeoWorks and CBM are sometimes hereinafter referred to individually as a "party" and jointly as the "parties" to this Agreement.

                                    RECITALS

         A. CBM is engaged in, among other things, the business of manufacturing and selling electronic word processors.

         B. GeoWorks is a developer, manufacturer, distributor, and publisher of computer software products, including a proprietary software product which provides a graphical environment with a set of application programs for operation on IBM PC compatible devices.

         C. GeoWorks and CBM desire that GeoWorks grant to CBM the right to manufacture and distribute an electronic word processor which integrates certain computer software products to be licensed by GeoWorks to CBM hereunder.

                                    AGREEMENT

         Now, therefore, in consideration of the promises contained in this Agreement, the parties agree as follows

         1.       DEFINITIONS.

                  1.1 "LICENSED PRODUCTS" means the GeoWorks Software and the GeoWorks Product Materials.

                  1.2 "GEOWORKS SOFTWARE" means the GeoWorks Application Software and the GeoWorks Operating System Software.

                  1.3 "GEOWORKS APPLICATION SOFTWARE" means the GeoWorks computer software identified on Exhibit A which provides for the input and manipulation of data by the End-User.

                  1.4 "GEOWORKS OPERATING SYSTEM SOFTWARE" means the GeoWorks computer software identified on Exhibit A which enables the CBM Products to execute GeoWorks Application Software.
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                  1.5 "GEOWORKS PRODUCT MATERIALS" means such packaging,
End-User instruction manuals, registration cards, GeoWorks promotional materials and other material and related artwork from GeoWorks, or any portion thereof, which CBM in its sole discretion includes with the CBM Product as distributed to End-Users, subject to Subsection 4.1 below.

                  1.6 "CBM PRODUCTS" means any and all versions of an electronic closed system dedicated word processor to be manufactured by CBM, as identified in Exhibit B, which will incorporate the GeoWorks Software.

                  1.7 "CBM PRODUCT SPECIFICATIONS" means the description of the characteristics and functionality of the CBM Product, and a description of modifications to be made by GeoWorks to the GeoWorks Software for operability in the CBM Product. The CBM Product Specifications shall be attached hereto as Exhibit B, and may be modified from time to time with the written consent of both Parties.

                  1.8 "END-USER" means any third party that obtains a copy of the CBM Product solely in order to fulfill its own internal data processing needs and not for distribution.

                  1.9      "TERRITORY" means ###.

                  1.10 "SOURCE CODE" is computer programming code in human readable form, including commentary regarding the structure and operation of the code.

                  1.11 "OBJECT CODE" is computer programming code in compiled, machine readable form.

                  1.12 "ERROR" is any departure of the GeoWorks Software, as delivered to CBM by GeoWorks, which is discovered during the term of this Agreement and after CBM's preliminary or final acceptance of the GeoWorks Software, as described in sections 3.3(a) and 3.3(b), the existence of which can be verified by both parties, from either (a) the CBM Product Specifications, or
(b) commonly accepted standards for commercial marketability of software, including but not limited to cases where any software abnormally ceases functioning, produces incorrect or misleading information or erroneously interprets input data.

                  1.13 "GEOWORKS INTELLECTUAL PROPERTY" is any and all intellectual property owned, controlled or licensable by GeoWorks, including without limitation (a) all domestic and foreign utility patents, design patents, utility model registrations, utility patent applications, design patent applications, applications to register utility models, and all similar rights and applications therefor (including all divisions, continuations, continuations-in-part, substitutions for and additions to any of the foregoing applications, whether so related to such applications directly or through one or more intervening applications), and all reexaminations, reissues, extensions and renewals of any of the
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foregoing; (b) all domestic and foreign registered and unregistered copyrights, maskwork rights and applications therefor; (c) all confidential or proprietary inventions, know-how developments, improvements, data, technical information and knowledge; owned, controlled or licensable by GeoWorks; and (d) all GeoWorks' trademarks and logos which are listed on Exhibit C.

         2.       GRANT OF LICENSES

                  2.1 Licenses. Subject to all the terms and conditions of this Agreement, GeoWorks hereby grants to CBM, and CBM hereby accepts, a non-exclusive, non-transferable, royalty-bearing license under the GeoWorks Intellectual Property to:

                           (a) make, have made, use, reproduce, market,
distribute and license others to use (i) GeoWorks Software embedded in the CBM Products in the Territory and (ii) GeoWorks Product Materials in the Territory;

                           (b) sublicense third parties to distribute, and
End-Users to use, (i) GeoWorks Software embedded in the CBM Products in the Territory and (ii) GeoWorks Product Materials in the Territory; and

                           (c) modify, translate, enhance and otherwise prepare
derivative works of the GeoWorks Product Materials and the GeoWorks Application Software identified on Exhibit A ###, and exercise the rights set forth in subsections (a) and (b) hereof with respect to such derivative works.

                  2.2 Trademarks. GeoWorks hereby grants to CBM a non-exclusive, non-transferable license, solely for the purpose of marketing and distributing any CBM Products, to use GeoWorks' trademarks and logos associated with the GeoWorks Software, as identified in Exhibit C, in the Territory.

                  2.3 OEM Licensing. Subject to the prior written approval of GeoWorks, which approval may not be unreasonably withheld, the rights set forth in subsection 2.1(a) hereof shall include the right of CBM to distribute (i) the GeoWorks Software embedded in the CBM Products and (ii) the GeoWorks Product Materials, to CBM's OEM customers in the Territory, for resale, marketing and distribution by such OEM customers in the Territory under the name and logo of the OEM customer (i.e., "private label"). All such OEM customers shall have the rights to sublicense third parties set forth in subsection 2.1(b) above.

                  2.4 Future Developed Versions. During the term of this Agreement, CBM shall have the option to obtain ###, with respect to any updates, translations, enhancements and modifications of any Licensed Product, including ### releases of Licensed Products, now or in the future developed by GeoWorks and designated by GeoWorks as Version 2.X; provided, however, that GeoWorks may discontinue Second
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Level Customer Support under Subsection 12.2 with respect to any previous version in the event that GeoWorks releases any update, translation, enhancement or modification of a Licensed Product not implemented by CBM within a period of ### from receipt of such update, translation, enhancement or modification from GeoWorks. Any such Licensed Products sold, marketed or distributed by CBM shall ###. Nothing in this Section shall be construed as placing any obligation on CBM to exercise the option rights contained in this Section or otherwise implement any update, translation, enhancement or modification of any Licensed Product.

                  2.5 Limitation. Nothing in this Agreement shall be construed to permit a third party to manufacture Licensed Products under its own name.

         3.       DELIVERY OF THE SOFTWARE AND ACCEPTANCE

                  3.1 Delivery. GeoWorks agrees to modify the GeoWorks Software to meet or exceed in all respects the CBM Product Specifications attached hereto as Exhibit B, and shall deliver each alpha, beta and final version of such GeoWorks Software at the times set forth in Exhibit D.

                  ### The services to be provided under such Development Grant are those services agreed to between CBM and GeoWorks as of July 30, 1993 plus whatever modifications are mutually agreed to by the Parties in producing the beta software.

                  3.3      Testing and Acceptance.

                           (a) CBM agrees to test and examine each delivered
version of the GeoWorks Software within thirty (30) days of receipt for conformity with the CBM Product Specifications and to notify GeoWorks of any requested changes, and GeoWorks agrees to cooperate with CBM and assist such testing and examination. CBM's failure to give such a notice within 30 (thirty) days will constitute preliminary acceptance of that delivered version. Failure through fault of GeoWorks of any alpha or beta version of the GeoWorks Software, as delivered by GeoWorks, to meet the CBM Product Specifications shall not relieve GeoWorks of its obligation for timely delivery of subsequent versions as set forth in subsection 3.1 and Exhibit D hereto.

                           (b) The final version of the GeoWorks Software as
delivered shall be free of Error. Upon preliminary acceptance of the final version of the GeoWorks Software, CBM may submit the Licensed Products to one or more third party beta test sites for testing for a period of sixty (60) days and notify GeoWorks of any requested changes. CBM's failure to give such a notice within said sixty (60) days will constitute final acceptance ("Acceptance") of all deliverables.

                           (c) If CBM requests changes prior to preliminary or
final acceptance, CBM will specify the changes in writing and in sufficient detail to enable
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GeoWorks to verify and duplicate the condition and make the correction, and will limit changes requested to correcting: (1) Error, and (2) documentation inaccuracies.

                           GeoWorks will make the requested changes and will
re-submit the material for preliminary acceptance testing and final acceptance testing as set forth above.

                           (d) The foregoing testing and acceptance procedure
shall not diminish or eliminate GeoWorks' responsibility for delivering GeoWorks Software which is free of Error, and shall not diminish or eliminate GeoWorks' obligations to correct Error, as hereinafter described in Section 3.4 (Corrections Following Acceptance).

                  3.4      Corrections Following Acceptance.

                           (a) Request for Correction. If CBM identifies an
Error at any time after Acceptance and during the term of this Agreement, CBM shall give written notice specifying the nature of such Error to GeoWorks. Within seven (7) days after receiving written notice from CBM and verifying the Error, GeoWorks will provide to CBM a written analysis of the cause of the Error. Similarly, within fourteen (14) days after receiving notice from CBM and verifying the Error, GeoWorks will provide CBM a written proposal to correct the Error. GeoWorks agrees to effect such correction with deliberate speed upon GeoWorks' receipt of CBM's written acceptance of GeoWorks' proposal to correct such Error.

                           (b) Definition of Major Error. For purposes of this
Section 3.4, a "Major Error" is ###.

                           (c) Liability for Cost of Correction. GeoWorks shall
be responsible for all expenses incurred by GeoWorks in connection with its correction of any Error. CBM shall be responsible for all costs and expenses associated with CBM's refund, recall, or replacement of any unit of any CBM Product affected by any Error. ###.

                           (d) Effect on Royalties. CBM shall have the right to
delay shipment of any GeoWorks Software due to Error, and in such event no royalties or other payments on the unshipped GeoWorks Software shall be due from CBM. ###. IN NO EVENT SHALL GEOWORKS' LIABILITY FOR LOSSES INCURRED BY CBM IN CONNECTION WITH ANY REFUND, RECALL OR REPLACEMENT OF CBM PRODUCTS DUE TO ERRORS EXCEED THE PER-UNIT ROYALTIES OR OTHER PER-UNIT COMPENSATION PAID BY CBM TO GEOWORKS WITH RESPECT TO THE AFFECTED UNITS. Subject to Section 3.4(c), any liability for Error causing loss to an End-User or other third party, as between CBM and GeoWorks, shall be borne solely by GeoWorks. ###.

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         4.       CBM'S MANUFACTURING RESPONSIBILITIES

                  4.1 User Manuals. GeoWorks will provide, in machine-readable form, the text for an End-User instruction manual for the GeoWorks Software. Such manual is part of the GeoWorks Product Materials, and CBM may modify the manual as deemed appropriate by CBM pursuant to subsection 2.1(c) hereof. CBM will include with CBM Products sold or licensed copies of the End-User instruction manual, modified as deemed appropriate by CBM, either integrated into the CBM Product manual or as a stand-alone manual, at CBM's option ### using the machine readable text provided by GeoWorks.

                  4.2 Loading Computer Programs. CBM shall be solely responsible for loading the GeoWorks Software on CBM Products. At its sole discretion CBM may exclude from any CBM Product any of the GeoWorks Software computer programs, but CBM will in all cases include the GeoWorks Operating System Software and the GeoWrite Application Software, as identified in Exhibit A.

         5.       END-USER LICENSE AND PACKAGING OF THE CBM PRODUCT

                  5.1 Materials Packed with the CBM Product. Each unit of CBM Product containing or otherwise accompanied by a Licensed Product will be packaged to include one Software End-User License And Limitation Of Liability substantially in the form of Exhibit F or otherwise reasonably acceptable to GeoWorks. CBM will notify GeoWorks of any GeoWorks Product Materials to be included with the CBM Products.

                  5.2 Outer Packaging, Screen Displays and End-User Manuals. The license granted under subsection 2.2 hereof shall not be construed as imposing on CBM any obligation to display any GeoWorks trademark, trade name, logo or other indicia on outer packaging of CBM Products. GeoWorks and third party trademarks, trade names or other indicia shall be displayed on screen displays and in End-User manuals in the manner set forth in Exhibit G. CBM will furnish to GeoWorks for its review one sample of all versions of screen display and End-User manual for compliance with the foregoing. GeoWorks shall promptly review (within five (5) business days) any and all such samples provided to GeoWorks under this Subsection. If GeoWorks identifies a deviation from the form of the notice on the End-User manual or display screen set forth in Exhibit G, CBM shall promptly correct such deviation in the event it agrees with GeoWorks; otherwise the parties shall discuss the matter to resolve it on an amicable basis.

         6.       SOFTWARE DEVELOPMENT LICENSES

                  6.1 Tools License. Subject to all the terms and conditions of this Agreement, GeoWorks hereby grants to CBM, and CBM hereby accepts, ### nonexclusive, non-transferable, license to receive, examine and use internally the software development tools usable by CBM to develop applications running under the GeoWorks Operating System Software. Such tools are proprietary to GeoWorks, and GeoWorks retains all right, title and interest therein.
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                  6.2 Source Code License. Subject to all the terms and
conditions of this Agreement, GeoWorks hereby grants to CBM, and CBM hereby accepts, a ### non-exclusive, non-transferable, license to receive, examine, use internally, modify and compile the GeoWorks proprietary Source Code for the GeoWorks Application Software identified in Exhibit A (but not including "America Online", "Spell Checker", "Fonts" and "Thesaurus"), and the license granted in Section 2 shall extend to any Object Code resulting therefrom. GeoWorks will also provide technical information pertaining to structure, operation, use, implementation, modifiability, and the like of such Source Code. Such Source Code and technical information are proprietary to GeoWorks, and GeoWorks retains all right, title and interest therein.

                  6.3 Device Drivers. GeoWorks will provide CBM with Source Code for at least one instructional device driver of the type customarily provided by GeoWorks to third party developers of applications running under the GeoWorks Operating System Software, as well as technical information including Software Developers Kit documentation pertaining to structure, operation, use, implementation, modifiability, and the like of such device drivers. Such Source Code and technical information are proprietary to GeoWorks, and GeoWorks retains all right, title and interest therein.

                  6.4 Copy to GeoWorks. CBM shall not distribute any of the modified Licensed Products until CBM has provided GeoWorks with a master copy of such materials and CBM has received notification from GeoWorks that the quality of these materials is acceptable. GeoWorks' approval of the quality of these materials will not be unreasonably withheld and notification of approval or withholding of approval will be given within ten (10) days of CBM providing the master copy of the materials.

                  6.5 GeoWorks Assistance. To the extent that CBM's efforts to localize, adapt or modify the CBM Product require access to proprietary GeoWorks tools, Source Code, information or technology not included within the scope of the foregoing licenses, GeoWorks agrees to assist CBM, on a best efforts basis, in accomplishing such purposes. GeoWorks may require reasonable compensation and scheduling accommodation in rendering such assistance (except to the extent that such services are included within those services to be provided under the Development Grant).

                  6.6 Title to Modifications. GeoWorks shall own all modifications and enhancements, or any portion thereof, made to the GeoWorks Application Software by GeoWorks in modifying such GeoWorks Application Software pursuant to the Development Grant identified at Section 3.2 and Exhibit E. ###.

                  ###

                  6.8      Limitations.

                           (a) The foregoing Tools License and Source Code
License granted under Subsections 6.1, 6.2 and 6.3 above may be used by CBM solely to provide
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for error corrections, new applications, localization, adaptation to vertical markets, or compatibility with new or modified software or hardware distributed by CBM or third parties.

                           (b) All licensed tools, Source Code and device
drivers shall be "GeoWorks Confidential Information," as defined in and subject to the provisions of Section 16 hereunder or the GeoWorks Source Code Nondisclosure Agreement. CBM agrees to limit access to the tools, Source Code and device drivers to those individuals who are required to have such access in order to accomplish the purposes of this limited license. CBM shall cause each CBM employee and each representative, agent, or consultant who must have access thereto to execute a confidentiality agreement confirming the obligations of CBM hereunder.

                           (c) The licenses granted in this Section 6 may not be
sublicensed.

         7.       SOURCE CODE ESCROW

                  7.1 Agent and Instructions. Within ninety (90) days after the later of the execution dates by the parties of this Agreement, subject to extensions by mutual written consent of the parties, the parties shall appoint a mutually agreeable escrow agent, and shall execute a mutually agreeable Escrow Agreement.

                  7.2 Deposits and Releases from Escrow. Upon execution of the Escrow Agreement, and twice each calendar year thereafter, GeoWorks will deliver to the escrow agent the most current copy of the GeoWorks Operating System Software Source Code on magnetic media, in a form which can be used by a technically competent computer programmer to edit, debug, modify and compile the programs. If third party hardware and/or software is needed to so edit, debug, modify or compile the programs, an identification of such hardware and/or software shall also be deposited. The escrow agent will deliver the Source Code to CBM upon: (a) the bankruptcy, liquidation or other permanent cessation of business by GeoWorks (where there is no successor in interest to GeoWorks); (b) inadequate correction or non-correction of Error within ninety (90) days of CBM's written notice pursuant to Section 3.4 hereof, as determined by an independent and mutually agreed-to arbitrator; (c) a finding of a court or arbitrator with appropriate jurisdiction that GeoWorks failed to cure a material breach of this Agreement within thirty (30) days after written notice thereof from CBM, and a finding that delivery of the Source Code to CBM is thereby made necessary; or (d) other instructions signed by both parties.

                  7.3 Costs. All fees of the escrow shall be borne ###.

                  7.4 Limited License. Upon release of the Source Code to CBM hereunder, CBM shall have a nonexclusive, nontransferable license to modify the

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GeoWorks Operating System Software Source Code in order to cure Error in the software, and in such case, the Licensed Products shall include any GeoWorks Operating System Software so modified. CBM agrees to limit access to the Source Code to those individuals who are required to have such access in order to accomplish the purposes of this limited license. CBM shall cause each representative, agent, employee, or consultant who must have access to the Source Code to execute a confidentiality agreement confirming the obligations of CBM hereunder.

         8.       PROPRIETARY RIGHTS

                  8.1 Software Ownership. Title to the Licensed Products is reserved to GeoWorks. CBM acknowledges and agrees that GeoWorks is and shall remain the owners of all GeoWorks Intellectual Property in and to the Licensed Products.

         9.       PAYMENT

                  9.1 Royalty Payments. As payment for the rights granted hereunder, subject to Subsection 9.2 below, CBM agrees to pay to GeoWorks royalty payments as set forth in Exhibit E attached hereto consisting of the ###. A "Product Shipment" is a shipment of a CBM Product by CBM, or at CBM's direction by a third party manufacturer, to a CBM customer; and nothing in this Agreement shall be construed to prohibit an authorized third party manufacturer from shipping CBM Products directly to CBM customers at CBM's direction. Such royalty payments are due and payable (i) ### on the date(s) specified in Exhibit E and (ii) ### within forty-five (45) days after the Payment Period as set forth in Exhibit E in which a Product Shipment occurs. All payments are to be made in U.S. dollars.

                  9.2 Not For Resale Units. Notwithstanding the foregoing, CBM will not incur any royalty payments for up to ### "not for resale" units of CBM Products which are provided free of charge, for purposes of promoting the CBM Products, to third party End-Users not affiliated with CBM or to a CBM distributor or dealer, or CBM Products used by CBM solely for demonstration purposes and/or for customer support of the CBM Products; provided, however, that a royalty payment will become due if and when CBM receives a payment or other compensation for any such CBM Products or CBM uses such CBM Products for internal use other than as set forth in this Subsection.

                  9.3 Records. CBM shall maintain complete and correct records concerning CBM's and any of its subcontractors' production of CBM Products integrated with the GeoWorks Software, and the distribution of such CBM Products integrated with the GeoWorks Software by CBM. CBM shall ensure that any sub-contractors it may use in accordance with this Agreement maintains similar records as to their production of the CBM Products integrated with the GeoWorks Software.


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                  9.4 Reports. No later than forty-five (45) days after the end of each Reporting Period as set forth in Exhibit E, CBM shall send GeoWorks a report detailing for such preceding Reporting Period:

                           (a) The number of units of CBM Products Shipped by
CBM, including a breakdown as applicable by CBM Product, version and country;

                           (b) A detailed account of all amounts due to GeoWorks
under this Agreement.

                  9.5 Taxes, Tariffs, Fees. The taxes, customs duties, or similar tariffs and fees which GeoWorks may be required to pay or collect upon license of proprietary rights or collection of payments shall be borne solely by GeoWorks, except that CBM shall be responsible for collection of sales tax on CBM Products.

                  9.6 Audits. At reasonable times during the term of this Agreement and for twelve (12) months after the later of (i) expiration or any termination of this Agreement, or (ii) the date on which CBM last ships units of any CBM Product in accordance with Section 15.4 (Limited Rights After Termination), an independent third party representative of GeoWorks, reasonably acceptable to CBM, upon reasonable notice and during CBM's normal business hours, shall have the right to conduct an audit of the relevant portions of CBM's books of account to verify compliance with this Agreement. CBM shall immediately pay any overdue payments revealed by such audit(s), together with interest thereon at the rate of 1.5% per month (or the maximum permitted by applicable law, if less) from the due date until paid. ###. Except as set forth below, such audit(s) may be conducted no more than once in any twelve month period. GeoWorks shall bear the costs of the audit; provided, however, if the audit reveals overdue payments in excess of five percent (5%) of the total royalty payable for any Payment Period, CBM shall pay the costs of such audit(s) and for each such audit(s) GeoWorks shall have the right to conduct another audit during the same twelve month period. All information obtained by GeoWorks' independent third party representative during any such audit shall be confidential and GeoWorks and its independent third party representatives will keep it confidential, except to the extent it is reasonably necessary to disclose such information to enforce this Agreement.

         10.      TRADEMARK USAGE/PROTECTION

                  10.1 Acknowledgement. In any advertisement of, or promotional material for, the CBM Product that refers to the inclusion or availability of the Licensed Products with the CBM Product, CBM agrees that it will identify the Licensed Products by their product names as set forth in Exhibit C and will identify GeoWorks as the publisher of the Licensed Products; but this Section
10.1 shall not impose any additional obligations on CBM for materials covered in
Section 5.2. CBM further agrees to comply with GeoWorks' reasonable current trademark usage guidelines as GeoWorks may
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provide from time to time, provided however that nothing herein shall prohibit
CBM from exhausting inventories of previously-complying CBM Product.

                  10.2 Review of Materials. Should any deviation by CBM from GeoWorks' written trademark usage guidelines be brought to the attention of GeoWorks, CBM shall promptly correct such improper usage and/or deficiencies upon receipt of notice from GeoWorks, provided however that nothing in this
Section 10 shall prohibit CBM from exhausting inventories which were manufactured prior to receipt of such notice from GeoWorks.


         11.      MISCELLANEOUS RECIPROCAL OBLIGATIONS

                  11.1 Public Relations Programs. The parties shall cooperate in such mutually beneficial public relations programs as they deem appropriate and subsequently agree upon.

                  11.2 Press Releases. Neither party shall issue any press releases regarding this Agreement or the parties' relationship hereunder without the other party's prior review and written approval, and such review and comments will be provided within (5) business days.

         12.      TRAINING AND TECHNICAL SUPPORT

                  12.1 Training. GeoWorks will ### provide ### hours total hours of technical support and training, to a reasonable number of CBM technical personnel on the GeoWorks Software at mutually agreed upon times, at GeoWorks' site or via telephone, at CBM's election. GeoWorks will provide a U.S. toll call telephone number for CBM to obtain such support and all such telephone support and training shall be provided to CBM in English. CBM shall make available its technical personnel for such training. CBM and GeoWorks shall each be responsible for any travel expenses incurred by its own personnel. In the event CBM desires technical support and training beyond the ### hours, it will be available ###.

                  12.2 Customer Support. CBM must provide a telephone number in each country in which CBM distributes the CBM Products for customers to use to obtain support. CBM will include in its documentation provided with CBM Products its customer support phone number(s) and hours when such support is available ("First Level Customer Support"). In the event the trained CBM technical personnel are unable to answer the End-Users' question(s) regarding the GeoWorks Software after using reasonable efforts, CBM's technical personnel may contact GeoWorks with respect to such technical support questions ("Second Level Customer Support"). GeoWorks may refer CBM's customers who first call GeoWorks directly for technical support to CBM.

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After termination of this Agreement, CBM will continue to provide customer support as set forth above to its customers.

                  ###. GeoWorks shall have and retain use of such CBM Products to meet its support and maintenance obligations under this Agreement. ###.

                  12.4 No Disparagement. Although this Agreement refers to End-Users as CBM's customers, both parties acknowledge that such purchasers are purchasers of both parties' products and services and are customers of both parties. Without prejudice to any of the foregoing, both parties agree to cooperate in good faith to provide CBM's customers with quality customer service and neither party will disparage the other party's products or services.

         13.      INDEMNITIES

                  13.1 GeoWorks' Indemnity. GeoWorks will defend, indemnify, and hold harmless CBM, its directors, officers and employees, against any and all damages, costs, including attorney fees, awards and settlements arising from any claim, demand, suit or action to the extent it alleges that the Licensed Products as supplied by GeoWorks infringe upon any patent, trademark or copyright or trade secret of any third party in the Territory, provided that (1) CBM promptly informs GeoWorks in writing of any such claim, demand, action or suit, and (2) GeoWorks is given control over the defense thereof and CBM cooperates in the defense at GeoWorks' expense. CBM shall have the right to select counsel, which selection shall be reasonably acceptable to GeoWorks, which shall conduct the defense and settlement negotiations, and CBM shall have the right to defend or settle any claim, demand, suit or action at GeoWorks' expense, provided however that in the event CBM settles then CBM and GeoWorks agree to negotiate the reasonableness of any settlement amount.

                           13.1.1 GeoWorks' indemnity obligations shall extend
and apply to all works included in the Licensed Products, whether or not owned by GeoWorks, but do not apply to (1) modifications to the Licensed Products made by GeoWorks to CBM's specifications, or (2) modifications made to the Licensed Products by CBM, if such alleged infringement would not occur in the absence of such modifications.

                           13.1.2 GeoWorks' indemnity obligations also do not
extend or apply to claims arising solely from the Hardware Configuration of the CBM Product as set forth in Exhibit B or as modified by CBM from time to time.

                           13.1.3 GeoWorks' indemnity obligations do not extend
or apply to claims arising out of a claim of patent infringement based on a combination of the Licensed Product and the Hardware Configuration of the CBM Product as set forth in Exhibit B, unless the alleged infringement would also have occurred if the GeoWorks Software were embedded in an IBM-PC/AT or IBM-PC/AT-compatible machine. In

                                        --------------------------------------
                                        ### Confidential portions have been
                                        omitted and filed separately with the
                                        Commission.
                                        --------------------------------------


cases under this section 13.1.3 where GeoWorks' indemnity obligations do not apply then CBM and GeoWorks agree to apportion liability and cost of defense equitably based on the relative contribution of alleged infringement attributable to the components supplied by the respective Parties.

                  13.2 GeoWorks' Options. If a claim, demand or suit alleging infringement is brought or GeoWorks believes one may be brought, GeoWorks shall have the option at its expense to (1) modify the Licensed Products to avoid the allegation of infringement, while at the same time maintaining compliance with the CBM Product Specifications, or (2) obtain for CBM a license to continue integrating the Licensed Products in the CBM Product, or (3) terminate this Agreement with the consent of CBM, which consent will not be unreasonably withheld, ###.

                  13.3 Limitation on GeoWorks' Liability. Sections 13.1 and 13.2 set forth GeoWorks' entire liability to CBM for any actual or alleged infringement of any third party's intellectual property rights resulting from the Licensed Products.

                  ###.

                           ###.

                  13.5 Limitation on CBM's Liability. Section 13.4 sets forth CBM's entire liability to GeoWorks for any actual or alleged infringement of any third party's intellectual property rights resulting from the Hardware Configuration of the CBM Product as set forth in Exhibit B, as modified by CBM from time to time.

         14.      LIMITED WARRANTY

                  14.1 GeoWorks hereby warrants that (i) GeoWorks owns all right, title and interest in and to the Licensed Products or has obtained the right to market or sublicense any portions thereof owned by a third party, and
(ii) GeoWorks has the right and power to make this Agreement and to grant the rights, licenses, privileges and immunities contained herein to CBM.

                  14.2 Disclaimer of Implied Warranty. ALL IMPLIED WARRANTIES OF MERCHANTABILITY WITH RESPECT TO THE LICENSED PRODUCTS ARE HEREBY EXCLUDED.

         15.      TERM OF AGREEMENT AND TERMINATION

                  15.1 Term. The term of this Agreement shall begin on the Effective Date and shall continue for the Term specified in Exhibit E unless terminated earlier in accordance with this Agreement.

                  15.2 Termination For Breach. Each party shall have the right to terminate this Agreement upon forty-five (45) days prior written notice if the other party is in material breach of any term of this Agreement, including without limitation the payment of monies, and the breaching party fails to remedy such breach within the forty-five day notice period.

                  15.3 Bankruptcy. Each party shall have the right to terminate this Agreement immediately upon written notice in the event that the other party becomes insolvent, files for any form of bankruptcy, makes any assignment for the benefit of creditors, or ceases to conduct business (other than in connection with an assignment permitted under Section 19.3, Assignment).

                  15.4 Limited Rights After Termination. Upon any termination or expiration of this Agreement, if this Agreement is not terminated due to breach by CBM, CBM may continue to distribute its on-hand inventory of CBM Products with Licensed Products in accordance with the terms and conditions of this Agreement, including payment of any royalties due, for a period of six (6) months following such termination or expiration. CBM will, however, cease production of any additional units of CBM Products with Licensed Products as of the termination or expiration date and will cause any third parties or parties who obtained from CBM the right to manufacture any CBM Product with Licensed Products to do likewise. Any termination or expiration shall not affect any End-User's rights to use the Licensed Products in accordance with the software End-User license and shall further not affect the right of any third party or parties who purchased units of CBM Products with Licensed Products (or like OEM Customers' products) to sell such units to their respective customers.

                  15.5 General Effect of Termination. Except as specifically set forth above in Subsection 15.4, upon any termination or expiration of this Agreement all rights granted to CBM hereunder, including without limitation the licenses granted under Section 2, shall terminate and CBM shall (i) immediately cease all sublicensing, copying, integration, marketing and distribution of the Licensed Products, (ii) within thirty (30) days of termination or expiration pay to GeoWorks any and all sums due under this Agreement, and (iii) within thirty
(30) days of such termination or expiration certify to GeoWorks that all of the foregoing has been completed. Upon any termination or expiration of this Agreement, each party shall return to the other all Confidential Information (as defined in Section 16.1) provided by the other party. Notwithstanding the foregoing, CBM may retain such copies of the Licensed Products as it may require to continue providing First Level Support to its End-User customers, and for no other purpose.

         16.      NONDISCLOSURE AND RESTRICTED USE

                  16.1     Confidential Information.

                           (a) When used with regard to GeoWorks, the term
"Confidential Information" shall mean any and all product plans, costs, prices, finances, marketing plans, business opportunities, personnel and other business information relating to the GeoWorks Software as defined in Section 1.2, and any and all product specifications, interface specifications, designs, features, manuals, research, development, inventions, know-how and other non-Source Code technical information relating to the GeoWorks Software, except that the term "Confidential Information" as used herein shall not include GeoWorks Source Code, which shall be separately governed by the GeoWorks Source Code Nondisclosure Agreement. When used with regard to CBM, the term "Confidential Information" shall mean any and all product plans, costs, prices, finances, marketing plans, business opportunities, personnel and other business information relating to the CBM Product as defined in Section 1.6, and any and all product specifications, interface specifications, designs, features, manuals, research, development, inventions, know-how and other technical information relating to the CBM Product.

                           (b) Notwithstanding the foregoing, information of
either party is not Confidential Information unless it is identified as confidential strictly in accordance with the following provisions: (i) if disclosed in writing the information shall be clearly marked "Confidential";
(ii) if disclosed orally or visually the information shall be designated confidential by the disclosing party at the time of such oral or visual disclosure, identified in writing clearly marked "Confidential", and the writing sent to the receiving party within thirty (30) days of the oral or visual disclosure date referring to the date and place of disclosure and describing the information to be treated as confidential; and (iii) if disclosed in hardware or software such hardware or software (except for Source Code, disclosure of which shall be governed by the GeoWorks Source Code Nondisclosure Agreement) shall be marked "Confidential" insofar as practical and accompanied by a cover letter identifying the hardware or software to be treated as confidential.

                  16.2 Treatment of Confidential Information. For a period of three (3) years commencing on the date of receipt, both parties agree that each item of Confidential Information, as defined in Section 16.1, of the other party shall be held in strict confidence, will not be disseminated or disclosed to any third party and will not be used by the Receiving Party for any purpose other than performing its obligations under this Agreement, or as otherwise may be permitted by this Agreement, without the express written consent of the Disclosing Party. Both parties agree to use at least the degree of diligence to protect the other party's Confidential Information as a reasonably prudent technology company would normally use to protect any of its own trade secrets and other confidential information.

                  16.3 Exceptions. The provision of this Section shall not apply to any information or materials:

                           (1) which are in the public domain at the time of
disclosure to the Receiving Party or which thereafter enter the public domain through no fault of the Receiving Party or its employees; or

                                        --------------------------------------
                                        ### Confidential portions have been
                                        omitted and filed separately with the
                                        Commission.
                                        --------------------------------------


                           (2) which the Receiving Party can establish and
document were in the possession of, or known by, the Receiving Party prior to its receipt from the Disclosing Party; or

                           (3) which are rightfully disclosed to the Receiving
Party by another person not in violation of the proprietary or other rights of the Disclosing Party; or

                           (4) which are independently developed by the
Receiving Party; or

                           (5) which are required to be disclosed pursuant to
law, provided, however, that a minimum of ten (10) days written notice shall be provided by the party intending to disclose in order to permit the non-disclosing party to take such action as it deems appropriate to prevent or limit such disclosure; or

                           (6) which are disclosed without restriction by the
disclosing party to a third party, including the United States Government; or

                           (7) which are approved for release by written
authorization of the disclosing party.

                  16.4 Restricted Use. Except as permitted by Section 7 (Source Code Escrow), CBM agrees not to reverse engineer, de-compile or disassemble any of the GeoWorks Operating System Software provided to CBM hereunder, or to distribute the Licensed Products separate from the CBM Products, or to authorize anyone else to do so.

         17.      LIMITATION OF LIABILITY

                  EXCEPT FOR THE INDEMNITY OBLIGATIONS WITH RESPECT TO THIRD PARTY CLAIMS UNDER SECTION 13, REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE, NEITHER PARTY TO THIS AGREEMENT SHALL BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR THE LOSS OF ANTICIPATED PROFITS ARISING FROM ANY PERFORMANCE OR BREACH OF THIS AGREEMENT BY SUCH PARTY EVEN IF NOTICE IS GIVEN OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR GEOWORKS' INDEMNITY OBLIGATIONS UNDER SECTION 13, IN NO EVENT SHALL GEOWORKS BE LIABLE FOR ANY DAMAGES ###.

         18.      INDEPENDENT DEVELOPMENT

                  Nothing in this Agreement shall be construed as limiting CBM's or any of its Affiliates' rights to independently and without reference to GeoWorks Confidential Information develop, without notification to GeoWorks, any product or software having

                                        --------------------------------------
                                        ### Confidential portions have been
                                        omitted and filed separately with the
                                        Commission.
                                        --------------------------------------


the same or similar function, structure, operation or performance as any Licensed Product, subject to GeoWorks Intellectual Property.

         19.      GENERAL

                  19.1 Entire Agreement. This Agreement, the Exhibit(s) hereto, and the GeoWorks Source Code Nondisclosure Agreement, state the entire agreement between the parties and supersede all prior communications, written or oral, between the parties. No terms in any purchase order or other forms shall apply, even if such purchase order or other forms are accepted by GeoWorks. No amendment or modification of this Agreement may be made except by an instrument in writing signed by both parties.

                  19.2 No Promotion. Nothing in this Agreement shall be construed as conferring upon GeoWorks the right to use in advertising, publicity or promotional activity any name, tradename, trademark or other designation of either CBM ### (including any contraction, abbreviation or formative of the foregoing) and GeoWorks agrees not to use any such designation of CBM ### in any promotional activity or in connection with any products, provided, however, that GeoWorks shall be entitled to use Canon's name in GeoWorks promotional literature and marketing materials upon GeoWorks' receipt of prior written approval of each such use from Canon, Inc. in Japan.

                  19.3 Assignment. This Agreement may not be assigned in whole or in part by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld, except that GeoWorks may assign this Agreement in the event of a merger or reorganization of GeoWorks or sale of substantially all of GeoWorks' assets.

                  19.4 Negation of Licenses. Nothing contained in this Agreement, ###, shall be construed as a grant, expressly or impliedly, of any right, license or otherwise by CBM or any of its Affiliates to GeoWorks under any patent, patent application, trademark, tradename, copyright, know-how, or any other intellectual property right owned or controlled, in whole or in part, by CBM or any of its affiliates. In addition, there are no implied licenses from GeoWorks to CBM under this Agreement, any any rights not expressly granted to CBM hereunder are reserved by GeoWorks.

                  19.5 Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of California (except that body of laws controlling conflict of laws) and excluding the Convention on Contracts for the International Sale of Goods.

                  19.6 Independent Contractors. Each party will be deemed to have the status of an independent contractor towards the other party, and nothing in this Agreement will be deemed to place the parties in the relationship of employer-employee, principal-agent, partners or joint venturers.

                  19.7 Waiver. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement.

                  19.8 Force Majeure. Neither party will be deemed in default of this Agreement to the extent that performance of its obligations (except for the payment of monies) are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, shortages of material or supplies or any other cause beyond the control of such party ("Force Majeure"), provided that such party gives the other party written notice thereof promptly and, in any event, within fifteen (15) days of discovery thereof and uses its good faith efforts to cure the breach. In the event of such a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure but not in excess of six (6) months.

                  19.9 Headings. The headings of the Sections and Subsections of this Agreement are for convenience only and will not be of any effect in construing the meanings of the Sections .

                  19.10 Severability. If any provision contained in this Agreement is determined to be invalid or unenforceable, in whole or in part, the remaining provisions and any partially enforceable provision will, nevertheless, be binding and enforceable, and the parties agree (and hereby authorize a court or arbitrator of competent jurisdiction) to substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision.

                  19.11 Notices. Notices to either party shall be in writing and shall be deemed delivered when served in person or by facsimile, or three business days after being deposited in the United States Mail, first-class certified mail postage prepaid, return receipt requested or one business day after being dispatched in the United States by a nationally recognized one-day express courier service, and addressed to the addresses set forth in Exhibit H or other address as such party may notify the other of in accordance with this Subsection.

                  19.12 Survival. The rights and obligations under Sections 6.6 (Title to Modifications), 8 (Proprietary Rights), 9 (Payment), 13 (Indemnities), 14 (Limited Warranty), 15.4 (Limited Rights After Termination), 15.5 (General Effect of Termination), 16 (Nondisclosure and Restricted Use), 17 (Limitation of Liability), and 18 (Independent Development), shall survive the expiration and any termination of this Agreement.

                  19.13 Governmental Approval. If any approval or registration of this Agreement shall be required to make it enforceable or to comply with exchange regulations or other requirements so as to allow remittance abroad, CBM shall immediately take all required action and any charges incurred in connection therewith shall be for the account of CBM.

                  19.14 Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

CBM                                               GEOWORKS


By:             /s/ Takashi Miyazaki              By:              /s/ Rick P. Dalmazzi
            -----------------------------                       ---------------------------------
                August 25, 1993

Print Name:     Takashi Miyazaki                  Printed Name:    Leland J. Llevano
            -----------------------------                       ---------------------------------

Title:          Executive Vice President          Title:           Vice President, OEM Business
            -----------------------------                       ---------------------------------

                                        --------------------------------------
                                        ### Confidential portions have been
                                        omitted and filed separately with the
                                        Commission.
                                        --------------------------------------

                                    EXHIBIT A

                           GEOWORKS LICENSED PRODUCTS

GEOWORKS OPERATING SYSTEM SOFTWARE ###

All in Object Code form only:

     Product Name: GEOWORKS' PC/GEOS(R) OPERATING ENVIRONMENT ###

     GeoWorks' version of DOS required to run the above programs

     GeoManager, file manager

     Preferences, application for setting system defaults

     Languages:       English

GEOWORKS APPLICATION SOFTWARE ###

Languages:  ###

Word Processor
     GeoWrite

PIM and Basic Applications:

     Includes GeoDex, GeoPlanner
     Calculator, Notepad, Scrapbook
     Solitaire, (game to be provided
     by GeoWorks) and 9 Fonts

Spreadsheet
     GeoCalc

Communications
     ###


Drawing Program
     GeoDraw

Thesaurus

Spell Checker/Corrector

DOCUMENTATION

Languages:  ###

All End-User Manuals and Documentation as provided by GeoWorks

                                        --------------------------------------
                                        ### Confidential portions have been
                                        omitted and filed separately with the
                                        Commission.
                                        --------------------------------------

                                    EXHIBIT B

                           CBM PRODUCT SPECIFICATIONS

1.       Hardware Configuration

         ###

         Floppy Drive

         VGA (640X480) or CGA(640X200) Display

         CBM Original Keyboard

         Canon Bubble Jet Printer

         Mouse (Option)

2.       Software Configuration
         Operating System
                  GEOS 2.0 in MASK ROM
                  (File Manager, Spell Checker/Corrector and Thesaurus are included)

         Applications

                  Word Processor       (Common)
                  Spread Sheet         (Option)
                  Draw                 (Option)
                  PIM and Basic Applications (Option)
                           Address Book
                           Scheduler
                           Calculator
                           Scrap Book
                           Note Pad
                  Typewriter mode print
                  Automatic Demonstration

                                    EXHIBIT C

                          GEOWORKS TRADEMARK AND LOGOS

LOGOS

add GeoWorks logo

TRADEMARKS

GEOS(R)
PC/GEOS(R)
GeoComm(R)
GeoDex(R)
GeoDraw(R)
GeoPlanner(R)
GeoWrite(R)
GeoCalc(R)

May be added to by GeoWorks from time to time at its sole discretion Not all trademarks are available in all countries.

                                        ---------------------------------------
                                        ### Confidential portions have been
                                        omitted and filed separately with the
                                        Commission.
                                        ---------------------------------------


                                    EXHIBIT D

                                    SCHEDULE

Event                                                          Target Date

Delivery to CBM of ### software                                    ###

Delivery to CBM of ### software                                    ###

###                                                                ###

*Dependent on delivery by CBM to GeoWorks of prototypes with memory map and CBM's versions of the applications.

                                                 -------------------------------
                                                 ### Confidential portions have
                                                 been omitted and filed
                                                 separately with the Commission.
                                                 -------------------------------

                                    EXHIBIT E

                            TERM, ROYALTIES AND FEES

Term:

                  The "Term" of this Agreement will begin upon the Effective Date and will continue until the earlier of (a) ###.

                  ###.

###:

                  ###


###:

                  ###

###:

                  ###

Payment Periods:

A payment period is a three month period beginning on the first day of the first month of the period and ending on the last day of the third month of the period, with four Payment Periods occurring each year.

1st Payment Period: from July 1 to September 30
2nd Payment Period: from October 1 to December 31
3rd Payment Period: from January 1 to March 31
4th Payment Period: from April 1 to June 30

Reporting Periods:

A reporting period is a three month period beginning on the first day of the first month of the period and ending on the last day of the third month of the period, with four Reporting Periods occurring each year.

1st Reporting Period: from October 1 to December 31
2nd Reporting Period: from January 1 to March 31
3rd Reporting Period: from April 1 to June 30

                                                 -------------------------------
                                                 ### Confidential portions have
                                                 been omitted and filed
                                                 separately with the Commission.
                                                 -------------------------------





4th Reporting Period: from July 1 to September 30

###:

###.

Internal Use Fee:

No charge for up to ### units of CBM Product for use by CBM's business units directly related to the manufacture, distribution and support of CBM Products.

                                    EXHIBIT F

                  END-USER LICENSE AND LIMITATION OF LIABILITY

SOFTWARE LICENSE AGREEMENT

This is a legal agreement between you, the end user, and CBM. The ___________ software program (the "SOFTWARE") stored on the CBM Product is licensed by GeoWorks to CBM and sublicensed by CBM to the original customer and any subsequent transferee of the product for use only on the terms set forth here. Please read this license agreement. Using the CBM Product indicates that you accept these terms. If you do not agree to these terms, return the full product with proof of purchase to your dealer within 60 days for a full refund.

GRANT OF LICENSE: CBM grants you the right to use the Software in the CBM Product. The SOFTWARE is protected by United States copyright laws and international treaty provisions. You may not copy the SOFTWARE or written materials accompanying the SOFTWARE.

OTHER RESTRICTIONS: You may not reverse engineer, decompile, disassemble, or create derivative works from the SOFTWARE.

U.S. GOVERNMENT RESTRICTED RIGHTS: The U.S. Government acknowledges GeoWorks representation that the SOFTWARE and its documentation were developed at private expense and no part of them is in the public domain and that the SOFTWARE is Restricted Computer Software as that term is defined in Clause 52.227-19 (FAR) and is Commercial Computer Software as that term is defined in Subpart 227.471 (DFARS)

         RESTRICTED RIGHTS LEGEND

         Use, duplication or disclosure by the U.S. Government is subject to restrictions as set forth in subparagraph (c) (1) (ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013. Contractor/manufacturer is GeoWorks, 2150 Shattuck Avenue, Berkeley, CA 94704

EXPORT LAW ASSURANCES: You agree that neither the SOFTWARE nor any direct product thereof is being or will be acquired, shipped, transferred or re-exported, directly or indirectly, into any country prohibited by the United States Export Administration Act and the regulations thereunder.

GENERAL: This Agreement will be governed by the laws of the State of California, U.S.A., except for that body of law dealing with conflicts of law.

DISCLAIMER OF WARRANTIES

CBM does not warrant that the SOFTWARE will meet your requirements, that operation of the SOFTWARE will be uninterrupted or error free, or that all SOFTWARE errors will be corrected. THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT ARE DISCLAIMED. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN, BY GEOWORKS, ITS EMPLOYEES, DISTRIBUTORS, DEALERS OR AGENTS SHALL INCREASE THE SCOPE OF THE ABOVE WARRANTIES OR CREATE ANY NEW WARRANTIES. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU. IN THAT EVENT, ANY IMPLIED WARRANTIES ARE LIMITED IN DURATION TO NINETY (90) DAYS FROM THE DATE OF DELIVERY OF THE SOFTWARE. This warranty gives you specific legal rights. You may have other rights, which vary from state to state.

LIMITATION OF LIABILITY

REGARDLESS OF WHETHER ANY REMEDY SET FORTH IN THE WARRANTY FAILS OF ITS ESSENTIAL PURPOSE, IN NO EVENT WILL CBM OR ITS SUPPLIERS BE LIABLE TO YOU FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT OR SIMILAR DAMAGES, INCLUDING ANY LOST PROFITS OR LOST DATA ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE OR ANY DATA SUPPLIED THEREWITH EVEN IF GEOWORKS OR ANYONE ELSE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAM BY ANY OTHER PARTY. THIS PROVISION IS INCLUDED FOR THE BENEFIT OF BOTH CBM AND ITS LOCAL REPRESENTATIVES, AND IS ENFORCEABLE BY ANY OF THEM.

SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU.

IN NO CASE SHALL THE LIABILITY OF CBM EXCEED THE PURCHASE PRICE PAID FOR THE SOFTWARE.

You are hereby notified that GeoWorks, a California Corporation located at 2150 Shattuck Avenue, Berkeley, California 94704 U.S.A. is a third party beneficiary to this agreement and is enforceable by GeoWorks in addition to CBM. Without limitation on the generality of the foregoing, the above Disclaimer Of Warranties and Limitation Of Liability apply to GeoWorks in addition to CBM.

                                    EXHIBIT G

                          GEOWORKS' PROPRIETARY NOTICES

FOR DOCUMENTATION:

Software Copyright and Patent Information

GeoWorks(R) application software and GEOS(R) operating system software copyright
(C) 1990-1993 GeoWorks. All rights reserved. Patent pending.

Hardware and software floating point math library copyright (C) 1984-1991 Dimensions Research, Inc.

America Online software copyright (C) America Online Inc. 1993.

ROM-DOS operating system software copyright (C) 1989-1993 Datalight, Inc.

Spell Checker/Thesaurus requirements:

         "International CorrectSpell English licensed from Houghton Mifflin Company. Copyright 1985, 1987, 1990 by Houghton Mifflin Company. All rights reserved. Reproduction or disassembly of embodied algorithms or database prohibited. Based upon The American Heritage Dictionary."

         [Contact GeoWorks Legal Department for the specific notices for United Kingdom, Dutch, French, German, Italian, Spanish and Swedish versions.]

         "[name of language] Hyphenator licensed from Houghton Mifflin Company. Copyright 1987 by Houghton Mifflin Company. All rights reserved. Reproduction or disassembly of embodied algorithms or database prohibited."

         "Electronic Thesaurus licensed from Houghton Mifflin Company. Copyright 1985 by Houghton Mifflin Company. All rights reserved. Thesaurus U.S. Pat. No. 4,724,523. Reproduction or disassembly of embodied programs or database prohibited. Based upon Roget's II: The New Thesaurus."

         "The American Heritage Dictionary licensed from Houghton Mifflin Company. Copyright 1989 by Houghton Mifflin Company. All rights reserved. Reproduction or disassembly of embodied programs or database prohibited. Based upon The American Heritage Dictionary, Office Edition."

Import/Export software Copyright 1986-1993, Mastersoft, Inc. All rights reserved.

Trademark Information

GeoWorks(R), GEOS(R), PC/GEOS(R), GeoDraw(R), GeoManager(R), GeoPlanner(R), GeoFile(R), GeoDex(R) and GeoComm(R) are Registered Trademarks of GeoWorks, and GeoWrite(TM), and GeoCalc(TM), are Trademarks of GeoWorks in the United States of America and other countries.

America Online(R) is a registered trademark of America Online, Inc.

This software contains Nimbus Q from Digital Typeface Corp. and typefaces from URW, GmbH.

Mastersoft is a registered trademark of Mastersoft, Inc. in the U.S.A.

All other brand and product names are trademarks or registered trademarks of their respective holders.

FOR SCREEN DISPLAY:

         GeoWorks(R) application software and GEOS(R) operating system software copyright (C) 1990-1993 GeoWorks [LOGO HERE]

                           The logo is:


                                 [GEOWORKS LOGO]

                                    EXHIBIT H

                       ADDRESSES FOR NOTICES AND APPROVALS

GEOWORKS                                     Canon Business Machines. Inc.

ADDRESS                                      ADDRESS

2150 Shattuck Avenue, PH                     3191 Red Hill Avenue
Berkeley, CA 94704                           Costa Mesa, CA 92626-3498

TELEPHONE NUMBER                             TELEPHONE NUMBER

+1 510-644-0883                              +1 714-556-4700

FACSIMILE NUMBER                             FACSIMILE NUMBER

+1 510-644-0928                              +1-714-979-6328

NOTICE RECIPIENT                             NOTICE RECIPIENT

Rick P. Dalmazzi                             Takashi Miyazaki
Vice-President, OEM Business                 Executive Vice-President

APPROVALS                                    APPROVALS

Rick P. Dalmazzi                             Takashi Miyazaki
Vice-President, OEM Business                 Executive Vice-President

                           SERVICES AGREED TO BETWEEN
                      CBN AND GEOWORKS AS OF JULY 30, 1993



###

Accepted for GeoWorks:

By: Rick P. Dalmazzi
    Vice-President, OEM Business

    /s/ Rick P. Dalmazzi                                 August 31/93
---------------------------------                    --------------------------
Signature                                            Date